SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 3, 2002

                      United Pan-Europe Communications N.V.
             (Exact name of registrant as specified in its charter)

                                 The Netherlands
                 (State or Other Jurisdiction of Incorporation)

                                    000-25365
                            (Commission File Number)

                                   98-0191997
                     (I.R.S. Employer Identification Number)

                                Boeing Avenue 53
                             1119 PE, Schiphol Rijk
                                 The Netherlands
              (Address and zip code of principal executive offices)

                                (31) 20-778-9840
              (Registrant's telephone number, including area code)


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Item 3.    Bankruptcy and Receivership.

          On December 3, 2002, United Pan-Europe Communications N.V. ("UPC" or the "Company"), together with New UPC, Inc., a newly formed Delaware company, and with the full support of its indirect parent company, UnitedGlobalCom, Inc. ("UGC") and an ad-hoc committee representing certain non-UGC holders of the Company's senior notes and senior discount notes (the "Bondholder Committee"), filed a voluntary petition for relief under Chapter 11 ("Chapter 11") of the United States Bankruptcy Code (the "U.S. Bankruptcy Code"), a pre-negotiated plan of reorganization and a related disclosure statement with the United States Bankruptcy Court for the Southern District of New York (the "U.S. Bankruptcy Court") (Case No. 02-16020).

          In conjunction with the commencement of the Chapter 11 case, the Company also voluntarily, and with the full support of UGC and the Bondholder Committee, commenced a moratorium of payments in The Netherlands under Dutch bankruptcy law and has filed a proposed plan of compulsory composition (Akkoord) with the Amsterdam Court (Rechtbank) (the "Dutch Court") under the Dutch Faillissementswet (the "Dutch Bankruptcy Code").

          The Company remains in possession of its assets and properties, and, except with respect to the appointment of a Dutch administrator under the Akkoord pursuant to the Dutch Bankruptcy Code, continues to operate its businesses and manage its properties as a "debtor-in-possession" pursuant to Sections 1107 and 1108 of the U.S. Bankruptcy Code and under the supervision of the U.S. Bankruptcy Court. The Chapter 11 proceeding of the Company does not involve any of the operating subsidiaries of the Company which hold substantially all of the fixed assets and contracts relating to the UPC group's employees, suppliers and customers.

          Under the waiver and amendment, dated September 30, 2002 (the "UPCD Facility Waiver"), to the senior secured credit facility dated October 26, 2000 (the "UPC Distribution Facility") among UPC Distribution Holding B.V., as Borrower, TD Bank Europe Limited and Toronto Dominion (Texas), Inc., as Facility Agents, and a group of banks and financial institutions (the "UPCD Facility Banks"), the UPCD Facility Banks have agreed to waive the event of default arising under the UPC Distribution Facility arising out of the Company's commencement of voluntary Chapter 11 proceedings in the U.S. Bankruptcy Court and the moratorium of payment proceedings with the Dutch Court. A copy of the UPCD Facility Waiver was filed by the Company as Exhibit 99.3 in a Current Report on Form 8-K on September 30, 2002.

          A copy of the Company's press release announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.


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Item 7.  Financial Statements and Exhibits.

          (c)  Exhibits.

          Exhibit Number      Description

          99.1 Press Release, dated December 3, 2002, relating to the Company's commencement of a Chapter 11 case in the United States and a moratorium of payments proceeding in The Netherlands.


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   UNITED PAN-EUROPE COMMUNICATIONS N.V.



                                   By:    /s/Anton A.M. Tuijten
                                          ___________________________________
                                   Name:  Anton A.M. Tuijten
                                   Title: Member of the Board of Management
                                          and General Counsel


Dated:  December 3, 2002






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